SMITH BARNEY WORLD FUNDS, INC.

On behalf of

Smith Barney Inflation Management Fund

Supplement Dated March 30, 2006 to

Prospectus dated February 28, 2006

The following information supplements and supersedes any contrary information contained in the Prospectus under the caption “Management”:

Effective March 31, 2006, Smith Barney Fund Management LLC, the fund’s investment manager (the “manager”), has appointed the following individuals to assume the day-to-day portfolio management responsibilities for Smith Barney World Funds, Inc. — Smith Barney Inflation Management Fund: S. Kenneth Leech, Stephen A. Walsh, Frederick Marki and Peter H. Stutz.

Each of the new portfolio managers is a portfolio manager of Western Asset Management Company (“Western Asset”), which, like the manager, is a subsidiary of Legg Mason, Inc.

The fund will be managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Mr. Leech, Mr. Walsh and Mr. Stutz have been employed by Western Asset for more than five years.

Mr. Marki joined Western Asset in 2006. Prior to this, Mr. Marki was a director of Citigroup Asset Management and investment officer of the manager. He has 21 years of industry experience with the last 13 of those years with Citigroup Inc. and its predecessor companies.